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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 14, 1996
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                            CITYSCAPE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                       0-27314                11-2994671
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State or Other Jurisdiction            Commission            (IRS Employer
      of Incorporation                 File Number         Identification No.)


  565 Taxter Road, Elmsford, New York                        10523-5200
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(Address of Principal Executive Offices)                      Zip Code


Registrant's telephone number, including area code:  (914) 592-6677
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                        ---------------------------------
                         Former name or former address,
                          if changed since last report
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Item 2.  Acquisition or Disposition of Assets.

         On June 14, 1996, City Mortgage Corporation Limited ("CMCL"), an indirect wholly-owned subsidiary of Cityscape Financial Corp. (the "Registrant"), acquired all of the outstanding shares of Heritable Group Limited ("Heritable") from the holders of Heritable's share capital (the "Acquisition"). Prior to the Acquisition, Heritable disposed of its interest in The Heritable and General Investment Bank Limited. Following the Acquisition, Heritable became a wholly-owned subsidiary of CMCL. The Acquisition was treated as a "purchase transaction" for accounting purposes.

         The consideration for the Acquisition was comprised of (pound)41,758,395 paid in cash and 49,681 shares of the Registrant's Common Stock. The Registrant used cash on hand and proceeds from the sale of the majority of Heritable's loan portfolio to fund the the Acquisition. An affiliate of Heritable prior to the Acquisition, Corestates Bank, N.A., provides a revolving credit facility to the Registrant.

         For a more complete description of the Acquisition, reference is hereby made to the Agreement for the Sale and Purchase of the Entire Issued Share Capital of Heritable Group Limited, dated June 14, 1996, a copy of which has been filed with this Form 8-K as Exhibit 2.1. In addition, a copy of the press release of the Registrant, dated June 14, 1996, has been filed with this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a) It is impracticable to provide the required financial statements at the time of this report. The required statements will be filed on or before August 28, 1996.

         (b) It is impracticable to provide the required pro forma financial statements at the time of this report. The required statements will be filed on or before August 28, 1996.

         (c)  Exhibits

              2.1 Agreement for the Sale and Purchase of the Entire Issued Share Capital of Heritable Group Limited, dated June 14, 1996

              99.1    Press Release, dated June 14, 1996
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITYSCAPE FINANCIAL CORP.
                                            (Registrant)

                                            By: /s/ Robert Grosser
                                               ------------------------
                                            Name:  Robert Grosser
                                            Title: President

Dated:  June 28, 1996

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                                INDEX TO EXHIBITS

Exhibits      Description                                        Page
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
2.1           Agreement for the Sale and Purchase of the
              Entire Issued Share Capital of Heritable
              Group Limited, dated June 14, 1996

99.1          Press Release, dated June 14, 1996